

petroriver OIL

Corporate Presentation

February 2016

Forward-Looking Information

Certain statements in this presentation contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934 including, without limitation, expectations, beliefs, plans and objectives regarding production and exploration activities. Any matters that are not historical facts are forward-looking and, accordingly, involve estimates, assumptions, risks and uncertainties, including, without limitation, risks, uncertainties and other factors discussed in our most recently filed Annual Report on Form 10-K, recent Quarterly Reports on Form 10-Q, and recent filed Current Reports on Form 8-K available on our website, http://www.petroriveroil.com/. These forward-looking statements are based on Petro River Oil Corporation's (PTRC) current expectations, estimates and projections about the company, its industry, its management's beliefs and certain assumptions made by management. No assurance can be given that such expectations, estimates or projections will prove to have been correct. A number of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this presentation, including, PTRC's ability to meet its production targets, successfully manage its capital expenditures and to complete, test and produce the wells and prospects identified in this presentation.

Whenever possible, these "forward-looking statements" are identified by words such as "expects," "believes," "anticipates," "projects," and similar phrases. Because such statements involve risks and uncertainties, PTRC's actual results and performance may differ materially from the results expressed or implied by such forward-looking statements. Given these risks and uncertainties, you are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date hereof. Unless legally required, we assume no duty to update these statements as of any future date. However, you should review carefully reports and documents that PTRC files periodically with the Securities and Exchange Commission.

Cautionary Note to Investors: The United States Securities and Exchange Commission ("SEC") permits oil and gas companies, in their filings with the SEC, to disclose only proved, probable, and possible reserves that meet the SEC's definitions for such terms. PTRC may use certain terms in this presentation, such as "resource," "resource potential," "potential resource," "resource base," "identified resources," "potential net recoverable," "potential reserves," "unbooked resources," and other similar terms that the SEC guidelines strictly prohibit PTRC from including in filings with the SEC. Such terms do not take into account the certainty of resource recovery, which is contingent on exploration success, technical improvements in drilling access, commerciality and other factors, and are therefore not indicative of expected future resource recovery and should not be relied upon. Investors are urged to consider carefully the disclosure in PTRC's Annual Report on Form 10-K for the fiscal year ended April 30, 2015, recent Quarterly Reports on Form 10-Q, and recent filed Current Reports on Form 8-K available on our website, http://www.petroriveroil.com/. You can also obtain these filings from the SEC by calling 1-800-SEC-0330 or from the SEC's website at www.sec.gov.

Unique Strategy

Capitalizing on energy downturn to participate in highly prospective and prolific oil & gas plays

Low-risk strategy with application of modern seismic analysis on conventional opportunities

Acquisition and service costs are down 30-40% with minimal competition


APPLYING 3D SEISMIC TECHNOLOGY
ENTERING PLAYS AT ATTRACTIVE PRICES
petroriver OIL
DIVERSIFYING OUR ASSET PORTFOLIO
ENGAGING TOP TECHNICAL & CAPITAL MARKETS TEAM

A diversified portfolio provides higher probability of success

Management has extensive experience in the basins where our projects are located

Finding & development costs at or below $10 per barrel make our assets economic in any energy price environment.

Corporate Summary

Capitalization	
Ticker	OTCBB: PTRC
Price (2/5/2016)	$2.65
Shares Outstanding	4.3M
Market Capitalization	$11.4M
Pro-Forma Cash	$5.1M
Working Capital	$23.4M
Debt	$0.0M

Ownership



Scot Cohen 11%
Petrol Lake Holdings 10%
South Ferry Building Company 11%
Iroquois Capital Opportunity Fund 7%
Fortis Oil & Gas America 7%
Iroquois Master Fund 5%
Norman Stark 5%
RSL Capital 3%
Public Float 35%

Share Price Graph Post Reverse Split



$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
7-Dec-15
14-Dec-15
21-Dec-15
28-Dec-15
4-Jan-16

Senior Leadership Team



Scot Cohen, Executive Chairman

- 20+ years experience in institutional asset management
- Founder and Managing Partner of Iroquois Capital Opportunity Fund, a North American energy-focused PE fund
- Founder of Iroquois Capital, a hedge fund with peak AUM of $300M
- Successfully raised over $500M across hedge fund, SPV and private equity investments



Stephen R. Brunner, President

- 30+ years domestic and international experience in executive positions for private and public E&P companies
- Former President & CEO of Constellation Energy Partners
- Former Executive VP for Pogo Producing Company, Former senior engineering positions at Chevron Corporation, Tenneco Oil Company and Zilkha Energy Company



Dr. James Rector, Chief Technology & Geophysical Advisor

- 24+ years as Professor of Geophysics at UC Berkeley and internationally renowned seismic technology innovator
- Former senior consultant to Shell, Chevron, BP, and Baker Hughes on borehole seismology
- Led development of 6 U.S. Patents that created high-resolution seismic images of formations during drilling, founding several service and E&P companies



Fred Schneiderman, Advisor

- 25+ years investment and company experience, specializing in oil and gas
- President & CEO of FBS Properties, an energy and real estate private equity firm that has invested in over 200 onshore/offshore oil and gas properties
- Founding Chairman & CEO of Nutex Energy, American Investment Group, and IREX Inc.

Petro River is poised for growth with its unique portfolio of prospective assets

June 2014
Acquired Pearsonia West Concession; 106,500 contiguous acres

May 2015
Converted drilling obligations on Pearsonia West from horizontal to vertical

October 2015
Entered into JV with Fortis Energy for $28.3M to develop Pearsonia West

November 2015
Stephen Brunner joins Petro River as President

December 2015
Petro River acquires Horizon I Investments* with $5.1M, completes reverse split, and acquires right to 20% minority ownership in Horizon Energy Partners

Petro River is transitioning from project acquisition to development; all projects will undergo seismic analysis and/or commence drilling this year.

*Scheduled to close in April 2016

Corporate Summary

Fully funded to complete initial development of portfolio assets

Core Assets

1. **Pearsonia West Concession –** 106,500 contiguous acres located in Osage County, Oklahoma



2. **Larne Basin Northern Ireland** – 12.2% working interest (9% direct, 3.2% indirect), drilling commencement in Q2 2016



3. **Mountain View, California** – 19.25% working interest (13.75% direct, 5.5% indirect), acquiring new 3D seismic in Q1 2016



4. **Horizon Energy Partners*** – The acquisition of a 20% interest in Horizon Energy Partners will provide access to a diversified portfolio of domestic and international exploration and development O&G assets including:

Horizon Energy Partners LLC.

- Larne Basin – Onshore/Offshore, Northern Ireland
- Mountain View Field, California
- Dorset – Onshore/Offshore, Southern England
- Denmark – Offshore
- Grapevine, California

Petro River's objective is to discover and prove oil and gas resources to create value for our shareholders.

*Scheduled to close in April 2016

Pearsonia West Concession

A low-cost development asset in a prolific hydrocarbon basin

Pearsonia West at a Glance	
Location	Osage County, Oklahoma
Size	106,500 contiguous acres
Working Interest	100% (50% Petro River ownership)
Mineral Rights	All by Osage Tribe
2016 Drilling Obligation	Drill 5 vertical wells

Pearsonia West Concession



- 166 square miles net
- Single mineral owner
- Simplified infrastructure development
- Contiguous position

Petro River's management team was able to convert the concession mandate from a horizontal drilling obligation to a modest vertical obligation, more suitable for the current oil price environment.

Vertical Drilling at Pearsonia West

Re-processing 3D seismic data over 36 square miles – new core analysis has identified new reservoirs


KAY COUNTY
NOBLE COUNTY
PAWNEE COUNTY
OSAGE COUNTY

- Seismic surveys have identified 12 structural closures, which are ideal for locating and drilling vertical wells
- Technical team has selected multiple structures on which to commence an exploration and development program
- Possibility of encountering multiple pay zones, which can be placed on production quickly
- Osage County has the highest average vertical EUR rates for shallow drilling objectives - historically nearly 40% higher than the next best producing county in Northeast Oklahoma

Reprocessing 3-D data set will de-risk development by more clearly defining vertical drilling opportunities.

Pearsonia West: 2016 Objectives

petroriver OIL

Developing a vertical program is low-cost and economically profitable in low-price energy environments

- Current geophysical efforts include reprocessing of proprietary 3D seismic data
- Vertical exploration is shallow (less than 3,000 feet) and drilling costs are low; exploitation of resources is profitable at $30 / barrel oil price
- Multiple single well objectives
- Exploration plan will test anticlinal structures identified on 3D seismic data
- Assessing parameters to acquire additional 3D seismic data within Pearsonia West
- Possible development drilling in 2016; dependent on oil prices

Acreage



Petro River is reprocessing proprietary 3-D seismic data to more clearly delineate the vertical drilling program at Pearsonia West.

Petro River's 20% investment in Horizon Energy provides access to a premium portfolio of assets

Horizon
Energy Partners, LLC

Horizon Energy is a private oil and gas company with a portfolio of domestic and international exploration and development assets. Horizon Energy was founded by senior oil industry executives with experience running both large and small independent oil and gas companies (including Royal Dutch Shell, Texaco, Burlington Resources and Pogo Producing), and advising large energy focused private equity funds and hedge funds (including: KKR, Riverstone Holdings, Silver Point Capital and the Carlyle Group).

Horizon is managed by Jonathan Rudney, an oil and gas professional with approximately 35 years of executive experience in all aspects of the oil and gas exploration and production business, both offshore and onshore, domestically and internationally. Horizon's Board of Directors and Advisory Board is comprised of well recognized and highly experienced oil and gas executives with extensive industry networks. The Board assists in the technical evaluation of current assets, as well as in the assessment of new opportunities.

Horizon Energy Portfolio

Project	Location	Acreage (gross)	Horizon Energy Working Interest	Petro River Direct Working Interest	Un-Risked Potential Resources (bbls for 100% WI)	Notes
Larne Basin	Northern Ireland	130,000	16%	9%	~1 BN	Initial well to commence drilling in April 2016
Mountain View	Kern County, California	7,000	27.5%	13.75%	36 MM	Acquiring new 3D seismic survey in Q1 2016
Grapevine	Kern County, California	8,000	50%	NA	47.5 MM	Acquiring new 3D seismic survey in Q1 2016
Dorset Offshore	Southern England	26,000	10%	NA	35 MM	Option to acquire additional 65% interest by drilling appraisal well in late 2016
Dorset Onshore	Southern England	2,000	50%	NA	NA	No current activity
Denmark Offshore	Denmark	457,000	40%	NA	~900 MM	High grading prospects
Total		**630,000 acres**	**213,125 acres**	**12,663 acres**	**2,018,500,000 bbls**	

Petro River has a 20% interest in Horizon Energy and its diverse portfolio of prospective projects.

Note: This chart is based upon management assumptions and reflects the current terms and understanding of each project. There can be no assurances any forward looking projections are accurate or will necessarily occur. We are happy to discuss any of the above figures in greater detail. Petro River's interest in Horizon Energy is subject to the closing of its acquisition of Horizon I, LLC, which is scheduled to close in April, 2016.

Horizon Portfolio Project Locations

Horizon has assembled a diversified mix of projects – both domestic and international – in very stable jurisdictions



Offshore, Denmark
Larne Basin, Northern Ireland
Dorset
Onshore/Offshore,
England
CANADA–U.S.A.
WESTERN
EUROPE
EASTERN
EUROPE
RUSSIA AND CHINA
Mountain View, CA
Grapevine, CA
ASIA
PACIFIC
0° Equator
AFRICA
NEAR
EAST
LATIN
AMERICA
Producing areas
Onshore sedimentary basins
Offshore shelves and basins
Scale is true only on the Equator

Larne Basin, Northern Ireland

Larne Basin is the only unexplored Carboniferous Basin in Europe

Larne Basin, Northern Ireland	
Location	Larne Basin, Northern Ireland
Size	521 sq. km (~130,000 acres)
Working Interest	16% - Horizon 12.2% - Petro River (9% direct, 3.2% indirect)
Work Completed	400 km of proprietary 2D seismic data and interpretation
Historical Activity	Well drilled by Shell in 1971 encountered two high quality petroleum reservoirs
Recent Activity	Salt storage well drilled by affiliate encountered material natural gas shows
2016 Drilling	Woodburn Forest #1 well funded. Drilling to commence early Q2 2016

Larne Basin Acreage



Ballinlea-1, oil recovered from Carboniferous sandstone in 2008
Islandmagee-1, gas shows below Permian salt in 2015
Woodburn Forest-1
Newmill-1, only petroleum exploration well drilled within licence area in 1971
Legend
Oil Terminal
Petroleum exploration wells
Oil
Gas Pipelines
Exploration Licences
Permo-Triassic Basins
Basalt Extent
0
10
20
30
Km

Larne has broad similarities to the nearby and prolific East Irish Sea Basin (which also has a Carboniferous source) which has produced over 220 MM bbls of oil and 4 Tcf of gas.

petroriver OIL

Finding oil traps with integrity


Legend
Source
Seal
Reservoir
PALAEOCENE
Antrim Lava Group
Mercia Mudstone Group
Sherwood Sandstone Group
TRIASSIC
PERMIAN
CARBONIFEROUS

- Woodburn Forest #1 will be drilled onshore to a depth of 6,000 feet to test entire sequence of petroleum structures, including the Carboniferous source
- The well has prospective, un-risked recoverable resources in excess of 30 MM barrels
- After drilling the initial well, 3D seismic data will be acquired over discrete areas within the onshore license to more definitively image the various prospects and leads
- New 2-D seismic data will be acquired in 2016 over the offshore license area
- Potential un-risked recoverable resources for the Larne Basin of approximately 1 BN barrels

The results of the recent well, coupled with the 2D seismic data and prior Shell well, indicate the presence of all necessary elements for a successful hydrocarbon discovery.

Larne Basin

Why Larne?

Project Advantages	Details
1. Low cost exploration and development	Onshore and offshore shallow conventional targets with good reservoir quality
2. Unexplored potential for large structures	Large hydrocarbon traps clearly identifiable with modern seismic data
3. Minimal environmental impact	No hydraulic fracturing, small footprint
4. Favorable fiscal license terms	No royalty, low taxation and politically stable jurisdiction
5. Low finding & development costs	Total F&D costs below $10 per barrel - profitable in most oil price environments
6. Presence of source, reservoir, and trap	All elements exist for large discoveries in Larne Basin

If Woodburn Forest #1 discovers hydrocarbons, its proximity to infrastructure and access to markets allow for timely development.

Mountain View, California

Participating in the re-development of a large & prolific oil field

Mountain View, California	
Location	Kern County, California
Size	6,000-7,000 acres
Working Interest	27.5% - Horizon 19.25% - Petro River (13.75% direct, 5.5% indirect)
Work Completed	Assembled leases covering heart of Mountain View Field
Historical Production	Produced 92 MM bbls of oil and 88 Bcf of gas from 600 wells and 12 discrete pools since 1933
Well Characteristics	Light oil, 4,000-8,500 feet deep
2016 Work Plan	Acquisition, processing and interpretation of a new 30 square mile 3D seismic survey; possibly drilling initial well

Project Area



Mountain View Arvin Project Location
Mountain View Arvin Project

Within a 20 mile radius of Mountain View field, over 10 BN barrels of oil have been produced and the area is home to 4 of the 10 largest onshore oil fields in the US.

Mountain View, California

Applying 3D seismic technology to a historically prolific field

- Mountain View has been underexplored because of past piecemeal development by small, competing companies without the benefit of 3D seismic data
- Application of new 3D seismic data expected to illuminate numerous undrilled opportunities
- Discovery and production, through primary recovery alone, could produce up to an additional 36 MM barrels

Monterey Formation


MONTEREY FM
ACTIVE SOURCE

Proximity to source rock combined with the advantages of utilizing modern seismic analysis make Mountain View an attractive, low-risk opportunity.

Located in the migration fairway of the Wytch Farm oil field - Western Europe's most prolific onshore oil field

- The Dorset project is south of and adjacent to the giant Wytch Farm oil field, the largest onshore oil field in Western Europe, which has produced approximately 500 MM barrels of oil and 175 bcf of natural gas since first production in 1979
- 7 wells previously drilled within the license area, including the first UK offshore well in 1963 on Lulworth Banks; 6 of these wells encountered oil or gas shows and 3 flowed oil or gas on test
- Recently awarded 2 onshore blocks; new 3D seismic survey planned in 2016 over new blocks to more clearly image prospects/leads identified on older 2D data
- Offshore well to be drilled in 2016

South Dorset Area


Colter Prospect
Kingston Prospect
Ballard Point Prospect
Purbeck Prospect
Legend
PEDL 334
PEDL 330
Bridport Prospects / Leads
Sherwood Prospects / Leads
P1918
0 1 2 3
Km

Horizon Energy is presently soliciting industry participation to develop Dorset Offshore.

petroriver OIL

Horizon holds a 50% interest in four offshore licenses recently awarded to Ardent Oil by the Danish Energy Agency

- In total, the license award areas comprise approximately 1,900 square kilometers
- Offshore Denmark is a prospective, underexplored oil basin on trend with major oil and gas fields offshore in Norway and the UK
- The identified leads on the awarded licenses contain un-risked potential of over 900 MM barrels of oil and 3.5 tcf of natural gas
- The work program on each license is modest, the fiscal terms are excellent
- The Denmark political and regulatory regime is stable and the Danish government participates for a 20% paying interest in each license
- Horizon has a contractual 50% interest with Ardent

Denmark Location Map



Large leads representing several different play types already identified by Ardent.

petroriver OIL

A de-risked development project in a prolific oil producing play

Grapevine, California	
Location	Kern County, California
Size	8,000 acres
Working Interest	50% - Horizon
Work Completed	$25 MM investment by prior operator on land, seismic, geophysical, and drilling
Historical Work	3D seismic processing/inversion; Petro-physical analysis of Sun Grove 2-1 Well
2016 Activity	Acquisition of a new 27 square mile 3D survey; possible drilling of development well

Grapevine Location Map


EXECUTIVE REFERENCE MAP
SAN JOAQUIN BASIN
Grapevine Project

Horizon Energy, through its significant industry relationships, was able to reassemble the acreage around the discovery, which was a significant discovery in a prolific area.

Grapevine, California

A de-risked asset with significant resources in place

- A significant discovery was made by an independent E&P company in the fall of 2014, but mechanical complications caused the well to be lost
- Operator was unable to fund the re-drilling of the discovery well, enabling Horizon Energy to assemble the leases around the discovery
- The discovery is estimated to contain 7.5 MM barrels of oil
- There are several other prospective, untested areas that could contain up to an additional 40 MM barrels of oil
- Horizon Energy is taking a 50% interest in the project and industry participants will be taking the balance

Grapevine Location Map

Southern San Joaquin
Field Locator and generalized Upper Stevens & Reef Ridge Geology



Stevens Sands Present
Stevens Sands Absent

Grapevine provides exposure to a significant development and exploratory asset with quality oil reserves.

Levered Junior Energy Companies

Among energy companies with < $250 MM market caps on North American and London Exchanges, ~385 out of 575 companies are levered

Number of Companies by Debt to EV Ratio


250
200
150
100
50
0
52
200
87
49
12
Greater than 1
0.5-1
0.5-0.1
0.1-0
Less than 0

Source: S&P Capital IQ, as of Q1 2016

Capitalization of Levered Junior Energy Companies


USD Millions
$225.0
$200.0
$175.0
$150.0
$125.0
$100.0
$75.0
$50.0
$25.0
$0.0
$39.0
$9.0
$223.0
$10.6
$19.9
$1.1
Market Capitalization
Debt
Cash
Average
Median

With prices down over 80% in the past two years, most junior energy companies now have low cash balances and are highly levered.

Unlevered Junior Energy Companies

Only 75 energy companies with market caps of $10-250 MM, on North American & London Exchanges, have no debt on balance sheet

Companies between $10-250M Market Capitalization



30
25
20
15
10
5
0
25
17
27
15
10
5
13
3
$10-20M
$20-50M
$50-100M
<$100M
USD Millions
Market Capitalization
Cash Balance

Source: S&P Capital IQ, as of Q1 2016

Capitalization of Unlevered Junior Energy Companies



USD Millions
$50.0
$45.0
$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$45.6
$5.2
$17.5
$1.6
Petro River Market Capitalization
Petro River Cash Balance
Market Capitalization
Cash
Average
Median

*Includes all energy companies under $250 MM market capitalization

Petro River will survive in a low-price energy environment as one of the only junior energy companies without debt and a healthy cash balance.

Summary

Petro River is exploiting the currently weak and capital constrained energy market to create shareholder value

- **Diversified Portfolio of Assets**
  - Risk mitigation
  - Development flexibility
  - Conventional plays
- **Access to Capital**
  - Pearsonia West & Larne Basin initial financing secured
  - Industry participants
- **Use of Modern 3D Seismic Data**
  - More accurate identification of hydrocarbon traps
  - Improved risk/return profile
- **Upcoming Milestones**
  - NYSE MKT Uplisting
  - Drilling the Woodburn Forest #1 well in Larne Basin
  - Executing work programs on other assets

Contact Information

Petro River Oil Corp.

New York Headquarters
Petro River Oil Corp.
55 Fifth Avenue, Suite 1702
New York, NY 10003

Texas Corporate Office
Petro River Oil Corp.
4582 Kingwood Drive
Suite E, Box 521
Kingwood, TX 77345

(469) 828-3900
ir@petroriveroil.com
www. petroriveroil.com